UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 20, 2005

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32274 (Commission File Number)	86-1075595 (I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒      Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 20, 2005, Archipelago Holdings, Inc., a Delaware corporation (“Archipelago”), entered into a definitive merger agreement (the “Original Agreement”) with the New York Stock Exchange, Inc., a New York Type A not-for-profit corporation (the “NYSE”), pursuant to which Archipelago and the NYSE agreed to combine their businesses and become wholly-owned subsidiaries of NYSE Group, Inc. (“NYSE Group”), a newly-created, for-profit and publicly-traded holding company (the “Transaction”).

On July 20, 2005, Archipelago and NYSE entered into a definitive Amended and Restated Agreement and Plan of Merger (“Amended Agreement”) that amended and restated the terms and condition of the Original Agreement.  A copy of the Amended Agreement is incorporated herein by reference as Exhibit 2.1.  The description of the Amended Agreement set forth herein is qualified in its entirety by reference to the full text of the Amended Agreement.

2. Brief Description of the Material Terms and Conditions of the Agreements

Amended Agreement

The Amended Agreement made three principal revisions to the Original Agreement. Specifically, the Amended Agreement:

(i)            added a provision allowing NYSE members to make a cash election or a stock election with regard to their merger consideration;

(ii)           added newly created entities (including NYSE Group) as signatories to the merger agreement as contemplated by the Original Agreement; and

(iii)          shortened the duration of the transfer restrictions applicable to the shares of common stock, par value $0.01 per share, of NYSE Group (“NYSE Group Common Stock”), to be received by the NYSE members in the Transaction.

Except with regard to the foregoing, all other terms and conditions of the Original Agreement are not significantly changed by the Amended Agreement and continue to be effective in the manner amended and restated in the Amended Agreement.

Cash Election and Stock Election: Under the terms of the Original Agreement, each NYSE member is entitled to receive in exchange for its NYSE membership, $300,000 in cash, plus a pro rata portion of the aggregate number of shares of NYSE Group Common Stock issued to all of the NYSE members in the Transaction (the “Standard Mix of Consideration”). Under the terms of the Original Agreement which remain unchanged by the Amended Agreement, the aggregate number of shares of NYSE Group Common Stock to be issued to all of the NYSE members in the Transaction, together with the aggregate number of shares reserved for issuance to NYSE employees, will equal 70% of the NYSE Group common stock issued and outstanding at the time of completion of the mergers, on a diluted basis.

Under the terms of the Amended Agreement, however, instead of receiving the Standard Mix of Consideration, each NYSE member will have the opportunity to make either a cash election to increase the cash portion (and decrease the stock portion) of their merger consideration, or a stock election to increase the stock portion (and decrease the cash portion) of their merger consideration. These elections are subject to proration to ensure that in no event, will the total amount of cash paid (not counting the cash paid in respect of fractional shares of the NYSE Group Common Stock), and the total number of shares of NYSE Group Common Stock issued in the Transaction to the NYSE members, as a whole exceed the total amount of cash and number of shares of NYSE Group Common Stock that would have been paid and issued if all NYSE members received the Standard Mix of Consideration.

Additional Signatories:  The Original Agreement contemplated that the NYSE Group and various merger subsidiaries (including NYSE Merger Corporation Sub, Inc., NYSE Merger Sub LLC and Archipelago Merger Sub, Inc.)would be formed after the execution date of the Original Agreement, and would subsequently sign the Original Agreement.  The Amended Agreement adds these parties as signatories.

Restriction on Transfer of NYSE Group Common Stock: The Amended Agreement shortens the duration of the transfer restrictions applicable to the shares of NYSE Group Common Stock received by the NYSE members in the Transaction so that they expire in three equal installments on the first, second and third anniversaries of the completion of the Transaction (rather than on the third, fourth and fifth anniversaries as provided in the Original Agreement) and includes certain other modifications to these transfer restrictions.

The Support and Lock-up Agreements

Concurrent with the execution of the Original Agreement, the NYSE entered into separate Support and Lock-up Agreements (“Original Lock-Up Agreements”) with each of: (i) certain entities affiliated with General Atlantic Partners LLC (“GAP”); (ii) certain entities affiliated with The Goldman Sachs Group, Inc. (“Goldman Sachs”); and (iii) GSP, LLC, an entity affiliated with Mr. Gerald D. Putnam, the Chairman and Chief Executive Officer of Archipelago (collectively “Investment Entities”).  Accordingly, simultaneous with the execution of the Amended Agreement, the NYSE also entered into separate Amended and Restated Support and Lock-up Agreements (“Amended Lock-Up Agreements”) with each of the Investment Entities, the forms of which were attached as exhibits to the Amended Agreement.

The principal revisions contained in the Amended Lock-Up Agreements include: (i) restating the continued obligations of the parties,  notwithstanding the amendments to the Original Agreement; (ii) shortening the duration of the transfer restrictions applicable to the shares of NYSE Group Common Stock received by each of GAP and Goldman Sachs in the Transaction so that they expire in three equal installments on the first, second and third anniversaries of the completion of the Transaction (rather than on the third, fourth and fifth anniversaries as provided in the Original Lock-Up Agreements); (iii) with respect to the Amended Lock-Up Agreement with GAP only, eliminating a demand right with respect to the early removal of the transfer restrictions on the shares of NYSE Group Common Stock issued to GAP’s affiliates in the Transaction; and (iv) with respect to the Amended Lock-Up Agreement with Mr. Putnam,  permitting transfers to family members of Mr. Putnam and specifying that the transfer restrictions applicable to Mr. Putnam will not apply in the event of Mr. Putnam’s death.

Forward-Looking Statements

Certain statements in this filing may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Archipelago’s current expectations and involve risks and uncertainties that could cause Archipelago’s actual results to differ materially from those set forth in the statements. There can be no assurance that such expectations will prove to be correct. Factors that could cause Archipelago’s results to differ materially from current expectations include: general economic and business conditions, industry trends, competitive conditions, regulatory developments as well as other risks or factors identified in the Company’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ending December 31, 2004 which is available on the Company’s website at http://www.archipelago.com. You should not place undue reliance on forward-looking statements, which speak only as of the date of this filing. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this filing.

Important Acquisition Information with Respect to Archipelago’s Merger with the NYSE

In connection with the proposed merger of Archipelago and the NYSE, the parties filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) on July 21, 2005, containing a preliminary joint proxy statement/prospectus regarding the proposed transaction.  The registration statement has not yet become effective.  The parties will file other relevant documents concerning the proposed transaction with the SEC.  INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE PARTIES WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors are able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Archipelago and the NYSE, at the SEC’s website (http://www.sec.gov) as they are filed with the SEC. Copies of the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Archipelago, Attention: Investor Relations, at 100 S. Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284.

Archipelago, NYSE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Archipelago shareholders in respect of the proposed transaction. Information regarding Archipelago’s directors and executive officers is available in Archipelago’s proxy statement for its 2005 annual meeting of stockholders, dated March 31, 2005.  Additional information regarding the interests of such potential participants is also included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.  This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

2.1

Amended and Restated Agreement and Plan of Merger dated as of July 20, 2005 by and among New York Stock Exchange, Inc., a New York Type A not-for-profit corporation, Archipelago Holdings, Inc., a Delaware corporation, NYSE Group, Inc., a Delaware corporation, NYSE Merger Sub LLC, a New York limited liability company, NYSE Merger Corporation Sub, Inc., a Delaware corporation, and Archipelago Merger Sub, Inc., a Delaware corporation, filed as Exhibit 2.1 to Registration Statement No. 333-126780 of the NYSE Group, Inc. filed on Form S-4 which is incorporated herein by reference.

99.1

Form of Amended and Restated Support and Lock-Up Agreement dated July 20, 2005 between the New York Stock Exchange, GS Archipelago Investment, L.L.C. and SLK-Hull Derivatives LLC/Goldman Sachs Execution & Clearing, L.P, filed as Exhibit 10.1 to Registration Statement No. 333-126780 of the NYSE Group, Inc. filed on Form S-4 which is incorporated herein by reference.

99.2

Form of Amended and Restated Support and Lock-Up Agreement dated July 20, 2005 between the New York Stock Exchange and General Atlantic Partners 77, L.P., GAP-W Holdings, L.P., GapStar, LLC, GAP Coinvestment Partners II, L.P. and GAPCO GmbH & Co. KG, filed as Exhibit 10.2 to Registration Statement No. 333-126780 of the NYSE Group, Inc. filed on Form S-4 which is incorporated herein by reference.

99.3

Form of Amended and Restated Support and Lock-Up Agreement dated July 20, 2005 between the New York Stock Exchange and GSP, LLC, filed as Exhibit 10.3 to Registration Statement No. 333-126780 of the NYSE Group, Inc. filed on Form S-4 which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2005	Archipelago Holdings, Inc.

/s/ Nelson Chai
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1

Amended and Restated Agreement and Plan of Merger dated as of July 20, 2005 by and among New York Stock Exchange, Inc., a New York Type A not-for-profit corporation, Archipelago Holdings, Inc., a Delaware corporation, NYSE Group, Inc., a Delaware corporation, NYSE Merger Sub LLC, a New York limited liability company, NYSE Merger Corporation Sub, Inc., a Delaware corporation, and Archipelago Merger Sub, Inc., a Delaware corporation, filed as Exhibit 2.1 to Registration Statement No. 333-126780 of the NYSE Group, Inc. filed on Form S-4 which is incorporated herein by reference.

99.1

Form of Amended and Restated Support and Lock-Up Agreement dated July 20, 2005 between the New York Stock Exchange, GS Archipelago Investment, L.L.C. and SLK-Hull Derivatives LLC/Goldman Sachs Execution & Clearing, L.P, filed as Exhibit 10.1 to Registration Statement No. 333-126780 of the NYSE Group, Inc. filed on Form S-4 which is incorporated herein by reference.

99.2

Form of Amended and Restated Support and Lock-Up Agreement dated July 20, 2005 between the New York Stock Exchange and General Atlantic Partners 77, L.P., GAP-W Holdings, L.P., GapStar, LLC, GAP Coinvestment Partners II, L.P. and GAPCO GmbH & Co. KG, filed as Exhibit 10.2 to Registration Statement No. 333-126780 of the NYSE Group, Inc. filed on Form S-4 which is incorporated herein by reference.

99.3

Form of Amended and Restated Support and Lock-Up Agreement dated July 20, 2005 between the New York Stock Exchange and GSP, LLC, filed as Exhibit 10.3 to Registration Statement No. 333-126780 of the NYSE Group, Inc. filed on Form S-4 which is incorporated herein by reference.